Trade and other receivables	12 Months Ended
Mar. 31, 2020
Trade and other receivables [abstract]
Trade and other receivables
Trade and other receivables

Trade and other receivables are amounts which are due from our customers for services we have provided.

Trade and other receivables are initially recognised at fair value and subsequently measured at amortised cost, less any appropriate allowances for estimated irrecoverable amounts.

	2020	2019
	£m	£m
Trade receivables	1,551	1,899
Accrued income	869	883
Prepayments	408	237
Other receivables	158	134
	2,986	3,153
Trade receivables are non-interest-bearing and generally have a 30 to 90 days term. Due to their short maturities, the fair value of trade and other receivables approximates their carrying value. The maximum exposure of trade receivables to credit risk is the gross carrying amount of £2,063 million (2019: £2,293 million).
Provision for impairment of receivables
A provision for credit losses is recognised at an amount equal to the expected credit losses that will arise over the lifetime of the trade receivables and accrued income.

	2020	2019
	£m	£m
At 1 April	394	309
Exchange adjustments	20	24
Charge for the year, net of recoveries	234	181
Uncollectible amounts written off	(136)	(120)
At 31 March	512	394

The trade receivables balance, accrued income balance and provisions balance split by geography is as follows:

	As at 31 March 2020			As at 31 March 2019
	UK	US	Total	UK	US	Total
	£m	£m	£m	£m	£m	£m
Trade receivables	227	1,836	2,063	313	1,980	2,293
Accrued income	461	408	869	445	438	883
Provision for impairment of trade receivables	(40)	(472)	(512)	(40)	(354)	(394)

There are no retail customers in the UK businesses. A provision matrix is not used in the UK as an assessment of expected losses on individual debtors is performed, and the provision is not material.
In the US, £1,806 million (2019: £1,885 million) of the trade receivables and unbilled revenue balance is attributable to retail customers. For non-retail US customer receivables, a provision matrix is not used and expected losses are determined on individual debtors.
The provision for retail customer receivables in the US is calculated based on a series of provision matrices which are prepared by regulated entity and by customer type. The expected loss rates in each provision matrix are based on historical loss rates adjusted for current and forecasted economic conditions at the balance sheet date. The inclusion of forward-looking information in the provision matrix setting process under IFRS 9 resulted in loss rates that reflect expected future economic conditions and the recognition of an expected loss on all debtors even where no loss event has occurred.
In March 2020, the Group's US distribution businesses ceased certain customer cash collection activities in response to regulatory instructions and to changes in State, Federal and City level regulations and guidance, and actions to minimise risk to the Group's employees. The Group has also ceased customer termination activities as requested by relevant local authorities. In addition, we have considered the macroeconomic data including unemployment levels and our previous experience regarding debtor recoverability during and in the aftermath of the 2008/09 financial crisis (which impacted all of our service territories) and that following Superstorm Sandy in 2012 which impacted our downstate New York gas business specifically.
Based on our review of these factors, we concluded that a reasonable range for the additional provision recognised in light of the cessation of customer terminations and collections following the moratoriums introduced would lie between £81 million and £161 million ($100 million and $200 million). We concluded an additional charge of £117 million represented our best estimate based on the information available, primarily as this represented an impact twice as severe as Superstorm Sandy, adjusted to incorporate all service territories impacted.
19. Trade and other receivables continued
The average expected loss rates and gross balances for the retail customer receivables in our US operations are set out below:

	2020	2020	2019	2019
	%	£m	%	£m
Unbilled revenue	5	395	—	420
0 – 30 days	5	623	3	736
30 – 60 days	14	184	12	194
60 – 90 days	29	105	20	89
3 – 6 months	47	119	30	109
6 – 12 months	63	104	39	99
Over 12 months	79	276	68	238
		1,806		1,885

The year-on-year movements in average expected loss rates are driven primarily as a result of the moratoriums on cash collection and termination activities outlined above.
US retail customer receivables are not collateralised. Trade receivables are written off when regulatory requirements are met. Write-off policies vary between jurisdictions as they are aligned with the local regulatory requirements, which differ between regulators. There were no significant amounts written off during the period that were still subject to enforcement action. Our internal definition of default is aligned with that of the individual regulators in each jurisdiction.
For further information on our wholesale and retail credit risk, refer to note 32(a).